SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 19, 2000



                             SOBIESKI BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                 0-25518               35-1942803
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(State or other      (Commission File Number)     (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)




2930 West Cleveland Road, South Bend, Indiana            46628
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (219) 271-8300



                                       N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         (a) On April 19, 2000, Sobieski Bancorp, Inc. (the "Company") terminated the appointment of PricewaterhouseCoopers LLP as the Company's principal accountants. The decision to change accountants was approved by the audit committee of the Company's Board of Directors.

                  During the Company's two most recent fiscal years ended June 30, 1999 and any subsequent interim period through April 19, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices,
                  financial   statement   disclosure,   or  auditing   scope  or
                  procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

                  The audit report of PricewaterhouseCoopers LLP on the Company's consolidated financial statements as of and for the years ended June 30, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Company requested that PricewaterhouseCoopers LLP furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements in this Item 4, and if not, stating the respects in which they do not agree. This letter is filed as Exhibit 16 to this Current Report.

         (b) On April 19, 2000, the Company engaged Crowe, Chizek and Company LLP as the Company's principal accountants.

Item 7.  Financial Statements and Exhibits

         (c)      Letter of PricewaterhouseCoopers LLP dated April 26, 2000.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SOBIESKI BANCORP, INC.



Date: April 26, 2000                    By: /s/ Thomas F. Gruber
                                            -----------------------------
                                            Thomas F. Gruber
                                            President and Chief Executive
                                             Officer



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



Exhibit Number      Description
--------------      -----------

     16             Letter of PricewaterhouseCoopers LLP dated
                     April 26, 2000




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


                                                                      Exhibit 16


                     [PricewaterhouseCoopers LLP Letterhead]




April 26, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Sobieski Bancorp, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 19, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


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